SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             ---------------------

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  March 6, 1997


                          IWERKS ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                 0-22558               95-4439361
(State or Other Jurisdiction    (Commission            (IRS Employer
     of Incorporation)          File Number)         Identification No.)


                           4540 West Valerio Street
                        Burbank, California  91505-1045
                   (Address of Principal Executive Offices)

                                (818) 841-7766
                        (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on March 7, 1997, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 20, 1997                     IWERKS ENTERTAINMENT, INC.



                              By:   /s/ Bruce Hinckley
                                   -------------------------------------------
                                   Bruce Hinckley
                                   Chief Financial Officer

                                 EXHIBIT INDEX

Exhibits                                                            Page Number
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99.1      Press Release dated March 7, 1997.